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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K/A

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                              ---------------------

                        Date of report: January 13, 2001
                        (Date of earliest event reported)


                               I.C.H. CORPORATION
             (Exact name of Registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)


            1-7697                                            43-6069928
    (Commission File No.)                                  (I.R.S. Employer
                                                           Identification No.)


                       9255 Towne Centre Drive, Suite 600
                           San Diego, California 92121
               (Address of principal executive offices; zip code)

                                 (858) 587-8533
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former Name or Former Address, if changed Since Last Report)

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ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS

      On January 13, 2001, I.C.H. Corporation, a Delaware corporation (the "Company"), sold its Lyon's restaurant subsidiary ("Lyon's") to Amber Lao. Effective as of January 13, 2001, Ms. Lao transferred all of the outstanding capital stock of Lyon's to Pacific Ocean Restaurants California, Inc., a corporation wholly-owned by Ms. Lao. The sale of Lyon's was previously reported in the Company's Current Report on Form 8-K filed by the Company on February 26, 2001 (the "Form 8-K"). Set forth below is the pro forma financial information required to be reported with respect to this transaction by Item 7 of Form 8-K. Such financial information should be read in conjunction with the description of the transaction contained in the Form 8-K.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INDFORMATION AND EXHIBITS

      The Company hereby incorporates by reference the following financial information contained in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000 (the "Form 10-K"), filed on March 30, 2001:

 Consolidated Balance Sheets                                 F-3
   as of December 31, 2000 and
   December 31, 1999

 Consolidated Statements of Operations                       F-4
  for the years ended December 31, 2000,
  December 31, 1999 and December 31, 1998

 Consolidated Statements of Stockholders' Equity             F-5
  for the years ended December 31, 2000,
  December 31, 1999 and December 31, 1998

 Consolidated Statements of Cash Flows                       F-6
  for the years ended December 31, 2000,
  December 31, 1999 and December 31, 1998

 Notes to Consolidated Financial Statements                  F-7



      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:    March 30, 2001


                              I.C.H. CORPORATION
                                (Registrant)


                              By:   /s/ John A. Bicks
                                 ------------------------------------------
                                    John A. Bicks
                                    Co-Chairman and Chief Executive Officer